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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  December 17, 1998


                             VALLEY NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              0-11179                             22-2477875
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                                1455 Valley Road
                             Wayne, New Jersey 07470
                    (Address of principal executive offices)

                                 (973) 305-8800
              (Registrant's telephone number, including area code)


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Item 5.   Other Events
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         On December 17, 1998,  Valley  National  Bancorp  ("VALLEY") and Ramapo
Financial Corporation ("Ramapo") jointly announced the signing of a definitive merger agreement (the "Agreement") by which Valley will acquire Ramapo. Ramapo is the holding company for The Ramapo Bank a state chartered commercial bank headquartered in Wayne, New Jersey. A copy of the press release dated December 17, 1998 is attached as an Exhibit to this Form 8-K.

         Under the terms of the Agreement, each of the 8,081,199 outstanding shares of Ramapo Common Stock will be exchanged for 0.425 shares of Valley Common Stock. The acquisition is expected to be treated as a tax-free exchange to holders of Ramapo Common Stock and as a pooling-of-interest for accounting purposes.

         The acquisition is conditioned upon necessary bank regulatory approvals, the approval of Ramapo's shareholders and other customary conditions. The parties anticipate that the merger will be consummated in the second quarter of 1999.

         In connection with the execution of the Agreement, Ramapo has issued an option to Valley which, under certain defined circumstances could result in the issuance of 1,608,159 shares of Ramapo Common Stock, to Valley at an option price of $7.50 per share.




Item 7.   Exhibits
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Exhibit     2.1    Agreement and Plan of Merger dated  December 17, 1998
                   among Valley National Bancorp, Inc., Valley National Bank, Ramapo Financial Corporation and The Ramapo Bank.

Exhibit 2.2 Stock Option Agreement dated December 17, 1998 among Valley National Bancorp, and Ramapo Financial Corporation.

Exhibit      99    Press Release dated December 17, 1998.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VALLEY NATIONAL BANCORP


Dated: December 21, 1998           By:    ALAN D. ESKOW
                                       -----------------------------
                                          Alan D. Eskow
                                          Corporate Secretary



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                                INDEX TO EXHIBITS


Exhibit No.              Description
----------               -----------

    2.1 Agreement and Plan of Merger dated December 17, 1998 among Valley National Bancorp, Inc., Valley National Bank, Ramapo Financial Corporation and The Ramapo Bank.

    2.2               Stock  Option  Agreement  dated  December  17, 1998 among
                      Valley   National    Bancorp,    and   Ramapo   Financial
                      Corporation.

    99                Press release dated December 17, 1998.